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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                         MORTON'S RESTAURANT GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:
                             ---------------------------------------------------

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
                                     -------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:
                                                           ---------------------

      (3)   Filing Party:
                           -----------------------------------------------------

      (4)   Date Filed:
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         From:    KEKST AND COMPANY                        June 21, 2002
                  Lissa Perlman
                  David Lilly
                  437 Madison Avenue
                  New York, NY  10022-7001
                  (212) 521-4800

         For:     MORTON'S RESTAURANT GROUP, INC.          For Immediate Release
                  3333 New Hyde Park Road                  ---------------------

                  New Hyde Park, NY  11042
                  (516) 627-1515
                  www.mortons.com

         Contact: THOMAS J. BALDWIN, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, MORTON'S RESTAURANT GROUP, INC.


         MORTON'S RESTAURANT GROUP RESPONDS TO ICAHN OFFER.

         New Hyde Park, NY.... Morton's Restaurant Group, Inc. (NYSE:MRG) today announced that, based on the recommendation of its Special Committee,

         the Board of Directors had determined that it is necessary to terminate the Castle Harlan merger agreement and enter into the proposed $15.00 per share merger agreement with Carl Icahn in order to comply with the

         Board's fiduciary duties under applicable law. Pursuant to the terms of the Castle Harlan merger agreement, Morton's so notified Castle Harlan on June 21, 2002, but may not terminate the Castle Harlan merger agreement until five business days after notice was provided. Morton's is required by the terms of the Castle Harlan merger agreement to cooperate fully with Castle Harlan during these five business days with the intent of the parties agreeing on modifications to the Castle

         Harlan merger agreement. If, at the end of the five business day period, the proposed Icahn merger agreement continues to be superior to the Castle Harlan merger agreement, then Morton's will terminate the Castle Harlan merger agreement and enter into the proposed Icahn merger agreement.



         FORWARD-LOOKING STATEMENTS

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         EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED IN THIS NEWS RELEASE,
         THE MATTERS ADDRESSED ARE FORWARD - LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, COMPETITIVE ACTIVITIES, THE COMPANY'S EXPANSION PLANS AND RESTAURANT PROFITABILITY LEVELS AND OTHER MATTERS IDENTIFIED FROM TIME TO TIME IN THE COMPANY'S PUBLIC REPORTS AND SEC FILINGS. ACTUAL RESULTS MAY VARY.

         ADDITIONALLY, THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES RELATING TO THE PROPOSED MERGER AND OTHER FUTURE EVENTS, INCLUDING WHETHER AND WHEN THE PROPOSED MERGER WILL BE CONSUMMATED. A VARIETY OF FACTORS COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, RISKS THAT STOCKHOLDER APPROVAL AND REGULATORY AND THIRD PARTY CLEARANCES MAY NOT BE OBTAINED IN A TIMELY MANNER OR AT ALL, THAT AN ORDER OR INJUNCTION MAY BE IMPOSED PROHIBITING OR DELAYING THE MERGER AND THAT ANY OTHER CONDITIONS TO THE MERGER MAY NOT BE SATISFIED OR WAIVED. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

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